                        Transamerica Income Shares, Inc.

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 1998

                                     [LOGO]

-------------------------------------------------------------------
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

REPORT TO SHAREHOLDERS:

    In the third quarter, U.S. economic growth slowed somewhat from the 3.6% annualized growth rate recorded in the second quarter of 1998. Although consumer demand remained strong, the manufacturing sector was hurt by increased competition arising from the global economic crisis, which created lower import prices and excess capacity overseas.

    As the global economic crisis spread from Asia during the third quarter, U.S. Treasury rates benefited from a flight to quality, bringing long-term rates to historical lows of under 5%. At the same time, the U.S. equities market contracted nearly 20% from its highs in the third quarter, and commodities prices continued to plummet. The Federal Reserve, concluding that deflation had become more of a threat to the economy than inflation, cut the Federal Funds rate a quarter point to 5.25% on September 29, followed by another quarter point cut three weeks later.

    Our outlook going forward is for continued slowing in the economy, characterized by reduced capital spending, falling exports, and low inflation. As a result, interest rates are likely to remain in the current historically low range, aided by the expectation that the Fed will continue to lower short-term rates to stimulate the economy. Global recovery will hinge upon the successful implementation of fiscal and bank reform initiatives in Japan and Brazil, both of which remain major risk factors.

    In this environment, Transamerica Income Shares will continue to emphasize domestic, non-financial securities. Furthermore, the Fund's emphasis on bonds across the maturity spectrum should enable it to continue to benefit from our low interest rate outlook.

    At September 30, 1998, the Company's total net assets were $161,587,087 or $25.57 per share compared to $159,926,576 or $25.31 per share at March 31, 1998. Unaudited net investment income for the six months ended September 30, 1998 was $6,023,181 or $0.95 per share compared to $0.97 per share for the comparable period in 1997.

Highlights: For the six months ended September 30:

                                     1998      1997
            Per Share:              ------    ------
Net investment income.............  $ 0.95    $ 0.97
Income dividends paid.............    0.94      0.96
Capital gain distributions........    0.08        --
Net asset value...................  $25.57    $25.07

Distributions: For the fiscal years ended March 31:

1998................................  $1.98*
1997................................  $1.93*
1996................................  $1.93
1995................................  $1.99*
1994................................  $2.01*

* Includes a distribution of $0.04, $0.03, $0.06 and $0.07 from realized gains in 1998, 1997, 1995 and 1994, respectively.

Quality: Ratings used are the highest by Moody's or Standard & Poor's for bonds owned on September 30, 1998:

AAA...................................   2.7%
AA....................................   9.2%
A.....................................  22.1%
BBB...................................  45.2%
Lower or non-rated....................  20.8%

DECEMBER DISTRIBUTION DECLARED

    On November 16, 1998, the Board of Directors declared a distribution of $0.18 per share payable December 15, 1998 to shareholders of record on November 30, 1998. The distribution includes a capital gains distribution of approximately $0.03 per share, with the remaining $0.15 from net investment income. Tax information for 1998 will be furnished to shareholders in January 1999.

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998
(UNAUDITED)

                               PRINCIPAL      MARKET
                                 AMOUNT        VALUE
-----------------------------------------------------------
BONDS & DEBENTURES -- 98.0%
ADVERTISING -- 2.5%
Valassis Communications, Inc.
           9.550%    12/01/03  $3,500,000   $ 4,070,640
-----------------------------------------------------------
AUTOMOBILES -- 3.1%
General Motors Corporation
           9.400%    07/15/21   3,750,000     4,936,463
-----------------------------------------------------------
BUILDING MATERIALS -- 0.7%
USG Corporation
           9.250%    09/25/01   1,000,000     1,089,080
-----------------------------------------------------------
DOMESTIC & FOREIGN GOVERNMENTS -- 4.4%
Commonwealth of Australia
           9.625%    02/01/06   4,000,000     5,058,880
U.S. Treasury Bond
          10.750%    08/15/05   1,500,000     2,048,670
                                            ---------------
                                              7,107,550
-----------------------------------------------------------
ELECTRIC UTILITIES -- 13.6%
Boston Edison Company
           9.875%    06/01/20   2,350,000     2,589,606
           9.375%    08/15/21   2,200,000     2,471,810
Cleveland Electric Illumination Company
           9.500%    05/15/05   2,000,000     2,241,800
Commonwealth Edison Company
           9.875%    06/15/20   2,000,000     2,461,480
Connecticut Light & Power Company
           7.875%    10/01/24   1,000,000     1,064,370
Detroit Edison Company
           8.210%    08/01/22   1,000,000     1,119,960
Gulf States Utilities Company
           8.940%    01/01/22   2,500,000     2,659,900
Hydro-Quebec
           8.000%    02/01/13   2,000,000     2,385,800
Long Island Lighting Company
           9.000%    11/01/22   1,500,000     1,733,430
Niagara Mohawk Power Corporation
           7.625%    10/01/05   2,000,000     2,075,800
Virginia Electric & Power Company
           8.625%    10/01/24   1,000,000     1,184,080
                                            ---------------
                                             21,988,036
-----------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1998
(UNAUDITED)

                               PRINCIPAL      MARKET
                                 AMOUNT        VALUE
-----------------------------------------------------------
ENERGY - EXPLORATION & DISTRIBUTION -- 10.6%
Arkla, Inc.
           8.900%    12/15/06  $1,000,000   $ 1,183,620
Noble Affiliates, Inc.
           8.000%    04/01/27   1,000,000     1,068,270
Northwest Pipeline Corporation
           9.000%    08/01/22   2,000,000     2,295,640
Occidental Petroleum Corporation
          10.125%    09/15/09     500,000       639,280
           9.250%    08/01/19   1,100,000     1,297,626
Phillips Petroleum Company
           8.490%    01/01/23   4,000,000     4,605,920
TransCanada Pipeline, Ltd.
           8.500%    03/20/23   2,000,000     2,264,500
Transco Energy Company
           9.375%    08/15/01   2,500,000     2,752,775
Triton Energy Corporation
           9.250%    04/15/05   1,000,000       999,180
                                            ---------------
                                             17,106,811
-----------------------------------------------------------
FINANCIAL -- 5.8%
Fleet Financial Group, Inc.
           8.125%    07/01/04   2,000,000     2,250,640
GEICO Corporation
           9.150%    09/15/21   2,000,000     2,276,780
General Motors Acceptance Corporation
           8.500%    01/01/03   2,000,000     2,228,740
Lehman Brothers Holdings, Inc.
           8.875%    03/01/02   1,000,000     1,037,660
Travelers Capital II
           7.750%    12/01/36   1,600,000     1,670,720
                                            ---------------
                                              9,464,540
-----------------------------------------------------------
FOOD & BEVERAGE -- 3.6%
ConAgra, Inc.
           9.750%    03/01/21   3,000,000     3,935,430
Purina Mills, Inc.
           9.000%    03/15/10   2,000,000     1,960,000
                                            ---------------
                                              5,895,430
-----------------------------------------------------------
FOREST & PAPER PRODUCTS -- 4.8%
Georgia Pacific Corporation
           9.625%    03/15/22   3,000,000     3,364,890
           8.250%    03/01/23   3,000,000     3,139,350
James River Corporation
           9.250%    11/15/21   1,000,000     1,238,810
                                            ---------------
                                              7,743,050
-----------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1998
(UNAUDITED)

                               PRINCIPAL      MARKET
                                 AMOUNT        VALUE
-----------------------------------------------------------
INDUSTRIALS -- 9.0%
Carpenter Technology Corporation
           9.000%    03/15/22  $1,000,000   $ 1,110,160
Caterpillar Corporation
           9.750%    06/01/19   2,500,000     2,678,200
           9.375%    03/15/21   1,000,000     1,340,340
Cincinnati Milacron, Inc.
           8.375%    03/15/04   2,000,000     2,062,540
Lear Corporation
           9.500%    07/15/06   1,000,000     1,080,000
McDonnell Douglas Corporation
           9.250%    04/01/02   4,000,000     4,516,400
National Steel Corporation
           8.375%    08/01/06     575,000       563,500
Textron, Inc.
           8.750%    07/01/22   1,000,000     1,127,290
                                            ---------------
                                             14,478,430
-----------------------------------------------------------
MEDIA & ENTERTAINMENT -- 10.1%
CF Cable TV, Inc.
           9.125%    07/15/07   1,000,000     1,093,170
Continental Cablevision, Inc.
           9.500%    08/01/13   1,000,000     1,182,960
Lamar Advertising Company
           8.625%    09/15/07   3,000,000     3,082,500
News America Holdings, Inc.
           9.250%    02/01/13   3,500,000     4,287,570
Premier Parks, Inc.
           9.750%    01/15/07   2,000,000     2,040,000
Rogers Cablesystems, Ltd.
          10.000%    03/15/05   2,000,000     2,210,000
Time Warner, Inc.
           9.125%    01/15/13   2,000,000     2,511,380
                                            ---------------
                                             16,407,580
-----------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1998
(UNAUDITED)

                               PRINCIPAL      MARKET
                                 AMOUNT        VALUE
-----------------------------------------------------------
RETAIL -- 10.5%
Dayton Hudson Corporation
          10.000%    01/01/11  $1,000,000   $ 1,324,940
           9.250%    08/15/11   2,800,000     3,614,492
           8.500%    12/01/22   1,000,000     1,095,810
May Department Stores Company
           9.750%    02/15/21     750,000     1,002,450
           8.375%    10/01/22   2,000,000     2,212,640
Fred Meyer, Inc.
           7.450%    03/01/08   2,000,000     2,094,980
Shoppers Food Warehouse Corporation
           9.750%    06/15/04   2,000,000     2,140,000
Stater Brothers Holdings, Inc.
          11.000%    03/01/01   3,350,000     3,484,000
                                            ---------------
                                             16,969,312
-----------------------------------------------------------
TELECOMMUNICATIONS -- 9.0%
New York Telephone Company
           9.375%    07/15/31   2,000,000     2,296,400
Pacific Bell, Inc.
           8.500%    08/15/31   3,000,000     3,306,030
TeleCommunications, Inc.
           9.800%    02/01/12   2,500,000     3,341,775
           9.250%    01/15/23   2,000,000     2,262,260
Worldcom, Inc.
           8.875%    01/15/06   3,000,000     3,290,880
                                            ---------------
                                             14,497,345
-----------------------------------------------------------
TRANSPORTATION -- 10.3%
Burlington Northern Railroad, Inc.
           9.250%    10/01/06   1,000,000     1,232,720
Delta Air Lines, Inc.
          10.375%    02/01/11   2,000,000     2,685,260
           9.750%    05/15/21   2,000,000     2,517,960
Federal Express Corporation
           9.625%    10/15/19   2,500,000     2,687,900
Kansas City Southern Industries, Inc.
           8.800%    07/01/22   2,250,000     2,432,947
United Airlines, Inc.
           9.750%    08/15/21   4,000,000     5,041,800
                                            ---------------
                                             16,598,587
-----------------------------------------------------------
TOTAL BONDS & DEBENTURES
  (cost $141,395,581)                       158,352,854
-----------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONCLUDED)
SEPTEMBER 30, 1998
(UNAUDITED)

                               PRINCIPAL        MARKET
                                 AMOUNT          VALUE
--------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.1%
State Street Bank Eurodollar Time Deposit
(cost $1,704,000)
          4.750%    10/01/98    $1,704,000   $   1,704,000
--------------------------------------------------------------
TOTAL INVESTMENTS -- 99.1%
(cost $143,099,581)*                           160,056,854
OTHER ASSETS LESS LIABILITIES -- 0.9%            1,530,233
----------------------------------------------------------
NET ASSETS -- 100.0%                         $ 161,587,087
--------------------------------------------------------------

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $17,481,292 and $524,019, respectively. Net unrealized appreciation for tax purposes is $16,957,273.

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
(UNAUDITED)

ASSETS
Investments, at value (identified
  cost -- $143,099,581)                 $ 160,056,854
Cash                                              545
Interest receivable                         2,670,275
Other assets                                   26,848
                                        -------------
                                          162,754,522
                                        -------------
LIABILITIES
Payable for:
    Income dividends declared               1,011,003
    Investment advisory fees                   65,651
Accrued expenses and other liabilities         90,781
                                        -------------
                                            1,167,435
                                        -------------
NET ASSETS applicable to 6,318,771
  capital shares outstanding, $1.00
  par value (authorized 20,000,000
  shares)                               $ 161,587,087
                                        =============
NET ASSET VALUE PER SHARE               $       25.57
                                        =============
NET ASSETS CONSIST OF:
Paid-in capital                         $ 143,783,428
Capital gains retained                        405,455
Undistributed net investment income           223,989
Accumulated net realized gain on
  investments                                 216,942
Net unrealized appreciation on
  investments                              16,957,273
                                        -------------
NET ASSETS                              $ 161,587,087
                                        =============

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
(UNAUDITED)

INVESTMENT INCOME:
  Interest and discount earned              $6,529,168
                                            ----------
EXPENSES:
  Investment adviser fee          402,646
  Transfer agent fees and
    expenses                       22,228
  Audit fees                       17,393
  Postage                          15,923
  Custodian fees                   10,965
  Printing                          9,000
  Directors' fees and expenses      7,375
  Insurance                         5,785
  Other                            14,672
                                  -------
Total expenses                                 505,987
                                            ----------
NET INVESTMENT INCOME                        6,023,181
                                            ----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
Net realized gain on investments                27,550
Change in net unrealized
  appreciation on investments                2,083,361
                                            ----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                             2,110,911
                                            ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                 $8,134,092
                                            ==========

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF CHANGES IN NET ASSETS

                            SIX MONTHS            YEAR
                              ENDED              ENDED
                             9/30/98*          3/31/98
                           ------------   ------------
INCREASE (DECREASE) IN
  NET ASSETS:
OPERATIONS:
Net investment income      $  6,023,181   $ 12,165,782
Net realized gain on
  investments                    27,550      1,129,840
Change in net unrealized
  appreciation on
  investments                 2,083,361      7,926,709
                           ------------   ------------
Net increase in net
  assets resulting from
  operations                  8,134,092     21,222,331
                           ------------   ------------
DIVIDENDS/DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income        (5,939,645)   (12,239,459)
Net realized gains             (533,936)      (252,751)
                           ------------   ------------
Net decrease in net
  assets resulting from
  distributions              (6,473,581)   (12,492,210)
                           ------------   ------------
Net increase in net
  assets                      1,660,511      8,730,121
NET ASSETS:
Beginning of period         159,926,576    151,196,455
                           ------------   ------------
End of period(1)           $161,587,087   $159,926,576
                           ============   ============
(1) Includes
    undistributed net
    investment income of:  $    223,989   $    140,453
                           ============   ============

*Unaudited

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                          SIX
                         MONTHS
                         ENDED                     YEAR ENDED MARCH 31,
                        --------   ----------------------------------------------------
                        9-30-98*     1998       1997       1996       1995       1994
                        --------   --------   --------   --------   --------   --------
NET ASSET VALUE
Beginning of period     $  25.31   $  23.93   $  24.58   $  23.37   $  24.17   $  25.15
OPERATIONS:
Net investment income       0.95       1.93       1.89       1.94       1.93       1.85
Net realized and
 unrealized gain
 (loss)                     0.33       1.43      (0.61)      1.20      (0.74)     (0.82)
                        --------   --------   --------   --------   --------   --------
Total from investment
 operations                 1.28       3.36       1.28       3.14       1.19       1.03
                        --------   --------   --------   --------   --------   --------
DIVIDENDS/
 DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income      (0.94)     (1.94)     (1.90)     (1.93)     (1.93)     (1.94)
Net realized gains         (0.08)     (0.04)     (0.03)        --      (0.06)     (0.07)
                        --------   --------   --------   --------   --------   --------
Total dividends/
 distributions             (1.02)     (1.98)     (1.93)     (1.93)     (1.99)     (2.01)
                        --------   --------   --------   --------   --------   --------
NET ASSET VALUE
End of period           $  25.57   $  25.31   $  23.93   $  24.58   $  23.37   $  24.17
                        ========   ========   ========   ========   ========   ========
MARKET VALUE PER
 SHARE
End of period           $ 26.250   $ 26.000   $ 24.375   $ 24.375   $ 22.500   $ 23.375
                        ========   ========   ========   ========   ========   ========
TOTAL RETURN(1)            15.26%     15.31%      8.22%     17.08%      5.07%     -4.27%
                        ========   ========   ========   ========   ========   ========
RATIOS AND
 SUPPLEMENTAL DATA:
Expenses to average
 net assets                 0.63%      0.63%      0.62%      0.62%      0.68%      0.69%
Net investment income       7.49%      7.73%      7.77%      7.83%      8.35%      7.60%
Portfolio turnover             9%        21%        16%        14%        15%        15%
Net assets, end of
 period (in
 thousands)             $161,587   $159,927   $151,196   $155,294   $147,670   $152,699
                        ========   ========   ========   ========   ========   ========
The number of shares outstanding at the end of each period was 6,318,771.

---------------------------

1 Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by the Fund's dividend reinvestment plan.

* Unaudited

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
SEPTEMBER 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES -- Transamerica Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Company's investment objective is to seek as high a level of current income consistent with prudent investment, with capital appreciation as only a secondary objective. The Company consistently follows the following accounting policies in the preparation of its financial statements:

  (A) Valuation of Securities -- Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer supplied quotations. Debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

  (B) Securities Transactions, Investment Income and Expenses -- Security transactions are recorded on the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded on an accrual basis. Discounts on securities purchased are accreted over the life of the respective securities. Distributions from net investment income are determined and paid monthly.

  (C) Federal Income Taxes -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

  (D) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES -- The Company has entered into a Management and Investment Advisory Agreement with Transamerica Investment Services, Inc., (the "Adviser") a wholly owned subsidiary of Transamerica Corporation. For its services to the Company, the Adviser receives a fee of 0.50% of the average weekly net assets of the Company. This fee is paid to the Adviser monthly. The Adviser has agreed to reimburse the Company if the Company's total operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 1.50% of the average daily net assets of the Company up to $30 million and 1.00% of the average net assets of the Company in excess of $30 million. No such reimbursements were necessary during the six months ended September 30, 1998.

Officers and certain directors of the Adviser or its affiliates are also officers and directors of the Company; however, they receive no compensation from the Company. An officer of the Company is also a partner of the legal counsel for the Company.

As of September 30, 1998, an affiliate of Transamerica Corporation held 7.6% of the outstanding shares of the Company.

3. SECURITY TRANSACTIONS -- The aggregate cost of securities purchased and the proceeds from securities sold (excluding short-term investments) were $13,913,062 and $14,863,246, respectively, for the six months ended September 30, 1998.

4. YEAR 2000 ISSUE (UNAUDITED) -- Like other financial and business organizations and individuals around the world, the Company could be adversely affected if the computer systems used by the Company's Investment Adviser, Custodian, Transfer Agent and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Investment Adviser is addressing this issue by testing the computer systems it uses to ensure that those systems will operate properly after January 1, 2000. The Investment Adviser is also seeking assurances from the Custodian, Transfer Agent and other service providers it uses that their computer systems will be adapted to address the Year 2000 Issue in time to prevent adverse consequences on and after January 1, 2000.

RESULTS FROM ANNUAL SHAREHOLDER MEETING

At the shareholders' meeting held July 30, 1998, a total of 5,703,904 shares were represented by proxy, 90.27% of all outstanding shares. The five current directors were reelected. The votes for reelection of Donald E. Cantlay, Richard
N. Latzer, Gary U. Rolle', Peter J. Sodini, and Jon C. Strauss were 5,645,270, 5,649,478, 5,650,457, 5,657,534 and 5,655,306, respectively, and the votes withheld as to each were 58,634, 54,426, 53,447, 46,370 and 48,598, respectively.

A proposal to continue the present Management and Investment Advisory Agreement between the Company and Transamerica Investment Services, Inc. was approved as follows: 5,598,107 votes for and 37,251 votes against, with 68,546 abstentions. A proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Company was also approved as follows: 5,614,026 votes for and 20,166 votes against, with 69,712 abstentions.

In certain circumstances, brokers and nominees can return a proxy as a "non-vote"; however, no non-votes were received on any of the above matters.

OFFICERS AND DIRECTORS

GARY U. ROLLE, President & Chairman
DONALD E. CANTLAY, Director
RICHARD N. LATZER, Director
PETER J. SODINI, Director
JON C. STRAUSS, Director
SUSAN A. SILBERT, Vice President
SUSAN R. HUGHES, Treasurer
THOMAS M. ADAMS, Secretary
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INVESTMENT ADVISER

Transamerica Investment Services, Inc.
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015
TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-288-9541

For hearing and speech impaired (TDD)
1-800-231-5469

www.chasemellon.com
CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
LISTED

New York Stock Exchange
Symbol: TAI
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Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.

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